Summary Prospectus July 29, 2010 BUFFALO HIGH YIELD FUND (BUFHX) www.buffalo funds.com

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated July 29, 2010 are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.buffalofunds.com/documents.html.  You can also get this information at no cost by calling 1-800-49-BUFFALO (1-800-492-8332) or by sending an email request to info@buffalofunds.com.

INVESTMENT OBJECTIVE
The investment objective of the Buffalo High Yield Fund (“High Yield Fund” or the “Fund”) is current income, with long-term growth of capital as a secondary objective.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 180 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.02%
Acquired Fund Fees & Expenses	0.02%
Total Annual Fund Operating Expenses*	1.04%
      *The Total Annual Fund Operating Expenses for the High Yield Fund do not correlate to the ratio of expenses to average net assets listed in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include the amount of the Fund’s proportionate shares of the fees and expenses of other investment companies in which the Fund invests.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
High Yield Fund	$106	$331	$574	$1,271

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The High Yield Fund normally invests at least 80% of its net assets in higher-yielding, higher-risk debt securities rated below investment grade by the major rating agencies, or in similar unrated securities, (often referred to as “junk bonds”).  The Fund may invest in both rated and unrated debt from U.S. issuers, including U.S. government obligations.  The Fund invests in U.S. Treasury securities with maturities of 60 days or less.  Additionally, the Fund invests in U.S. Government money market funds.  While the Fund maintains flexibility to invest in bonds of varying maturities, the Fund generally holds bonds with intermediate-term maturities.  With respect to the remaining 20% of the Fund’s net assets, the High Yield Fund may invest in equity investments, including preferred stocks, convertible preferred stocks, and convertible debt securities.

The Fund maintains a flexible investment policy which allows it to invest in debt securities with varying maturities.  However, it is anticipated that the dollar-weighted average maturity of debt securities that the Fund purchases will not exceed 15 years and that the average maturity of all securities that the Fund holds at any given time will be 10 years or less.  The lowest rated debt security that the Fund will hold is D quality (defaulted securities).  Although the Fund will not purchase D quality debt securities, the Fund may continue to hold these securities and will sell them at the Advisor’s discretion.  The Fund has no limitation on principal, interest or reset terms on debt securities held in the Fund.

The Advisor performs extensive fundamental investment research to identify investment opportunities for the Fund.  When evaluating investments and the credit quality of rated and unrated securities, the Advisor looks at a number of past, present and estimated future factors, including: (1) financial strength of the issuer; (2) cash flow; (3) management; (4) borrowing requirements; (5) sensitivity to changes in interest rates and business conditions; and (6) relative value.  The Buffalo High Yield Fund relies on the Advisor to undertake a careful analysis to determine the creditworthiness of the issuers of rated debt (on debt ratings by Moody’s or S&P, as well as the issuers of debt not rated by Moody’s or S&P.  The Advisor may sell the High Yield Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities.

PRINCIPAL RISKS
The High Yield Fund cannot guarantee that it will achieve its investment objective.  As with any mutual fund, the value of the High Yield Fund’s investments may fluctuate.  If the value of the High Yield Fund’s investments decreases, the value of the Fund’s shares will also decrease and you may lose money.  The risks associated with the High Yield Fund’s principal investment strategies are:

High Yield Risk – The High Yield Fund invests in higher-yielding, high-risk bonds (“junk bonds”).  These lower-rated bonds have a greater degree of default risk.  Lower-rated securities may be issued by companies that are restructuring, are smaller and less credit worthy or are highly indebted, and tend to be less liquid and react more poorly to adverse economic and political changes, unfavorable investor perceptions and negative corporate developments.

Market Risk – The value of the High Yield Fund’s shares will fluctuate as a result of the movement of the overall stock or credit markets or of the value of the individual securities held by the High Yield Fund, and you could lose money.

Management Risk – Management risk means that your investment in the High Yield Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

Debt Securities Risk – Interest rates may go up resulting in a decrease in the value of the debt securities held by the Fund.  Investments in debt securities include credit risk, which is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

U.S. Government Obligations Risk - The Fund may invest in securities issued, sponsored or guaranteed by the U.S. government, its agencies and instrumentalities.  However, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

U.S. Treasury Securities Risk – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

Money Market Funds Risk – An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the High Yield Fund to lose money if shares of money market funds in which it invests fall below $1.00 per share.

Preferred Stock Risk – Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value due to general stock market fluctuations, increases in production costs, decisions by management or related factors.  Preferred stock, specifically, is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Convertible Securities Risk – Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the company and other factors also may have an effect on a convertible security’s investment value.

International Risk – Investing in securities of foreign corporations involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers.  Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments.  Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks.

PERFORMANCE
The performance information provides some indication of the risks of investing in the High Yield Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of additional indexes of securities with characteristics similar to those that the Fund typically holds.  The performance information, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.buffalofunds.com/performance.html, or by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown in the table.  The after-tax returns shown are not relevant to investors who own the High Yield Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, because generally such accounts are not subject to tax.

HIGH YIELD FUND
Annual Total Return as of December 31 of Each Year
Calendar Year-to-Date Return (through June 30, 2010) = 4.32%
Best Quarter through December 31, 2009: June 30, 2009 = 16.98%
Worst Quarter through December 31, 2009: December 31, 2008 = (15.56%)

Average Annual Total Returns for the periods ended December 31, 2009
	1 Year	5 Years	10 Years
High Yield Fund
Return Before Taxes	44.01%	4.83%	7.08%
Return After Taxes on Distributions	40.82%	2.61%	4.61%
Return After Taxes on Distributions and Sale of Fund Shares	28.43%	2.81%	4.55%
Merrill Lynch High Yield Master Index®	56.28%	6.23%	6.77%
Lipper High Yield Bond Funds Index®	49.49%	4.27%	4.13%

MANAGEMENT

Investment Advisor. Kornitzer Capital Management, Inc. (“KCM”) is the High Yield Fund’s investment advisor.

Portfolio Managers. The High Yield Fund is co-managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Current Title
Kent Gasaway	15	Portfolio Manager
Paul Dlugosch	7.5	Portfolio Manager
Alexander Hancock	7.5	Portfolio Manager
Jeffrey Sitzmann	7.5	Portfolio Manager

PURCHASE AND SALE OF FUND SHARES
Investors may purchase or redeem Fund shares on any business day by written request (Buffalo Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), wire transfer, telephone at 1-800-49-BUFFALO or (800) 492-8332, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown below.

Minimum Investment Amount
	Initial	Subsequent
Regular Accounts (unless opened via an exchange)	$ 2,500	$ 100
Exchange from another Buffalo Fund	$ 1,000	$ 100
Automatic Investment Plan	$ 100	$ 100
IRA and Uniform Transfer/Gifts to Minors Accounts	$ 250	$ 100
SEPs, Coverdell ESAs, and SAR-SEPs	$ 250	$ 100

TAX INFORMATION
Fund distributions may be subject to federal income tax and may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.